Lease liabilities (Details 3) $ in Thousands	May 31, 2025 USD ($)
Lease Liabilities
Not later than one month	$ 123
Later than one month and not later than three months	246
Later than three months and not later than one year	1,131
Later than one year and not later than five years	2,058
Total undiscounted lease commitments	$ 3,558